Building a Leading ENT / Allergy Specialty Company Commercial Launch Call April 25, 2024

2 Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential benefits of the recent FDA approval of XHANCE for the treatment of chronic rhinosinusitis without nasal polyps (also called chronic sinusitis); the benefits of XHANCE for the treatment of chronic sinusitis; the benefits of the Exhalation Delivery System; our commercial plans and expectations for XHANCE; expected benefits of the recently implemented HUB pharmacy; preliminary XHANCE net revenue for the three months ended March 31, 2024; our expectation that our base planned efforts focused on a specialty prescriber audience can grow XHANCE peak year net revenues to more than $300 million; our expectation that we will produce positive income from operations (GAAP) in full year 2025; potential market expansion and growth opportunities; physician intent to prescribe XHANCE for chronic sinusitis; patent protection for XHANCE; potential for long revenue tail for XHANCE; and other statements regarding to our future operations, financial performance, prospects, intentions, strategies, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: physician and patient acceptance of XHANCE for its new indication; the ability to maintain adequate third party reimbursement for XHANCE (including its new indication); the potential for preliminary XHANCE net product revenue for the three months ended March 31, 2024 to change in connection with the finalization of our financial results for such period; the prevalence of chronic sinusitis and market opportunities for XHANCE may be smaller than expected; the ability to efficiently generate XHANCE prescriptions and net revenues; unexpected costs and expenses; the ability to cost-effectively activate XHANCE patients through direct-to-consumer promotion; potential for varying interpretation of clinical trial results and market research results; discrepancies between stated behavior and actual behavior in market research; our ability to comply with the covenants and other terms of the Amended and Restated Pharmakon Note Purchase Agreement; our ability to continue as a going concern; risks and uncertainties relating to intellectual property; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission (SEC) (including our Form 10-K to be filed with the SEC on March 7, 2024) – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whetheras a result of new information, future developments or otherwise. Market, Industry and Other Data This presentation and the accompanying remarks contains estimates, projections, market research and other information concerning markets for XHANCE and the size of those markets, the prevalence of certain medical conditions, XHANCE market access, and other physician, patient, payor and prescription data. Unless otherwise expressly stated, we obtain this information from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources, as well as from our own internal estimates and research

3 Agenda Introduction and Corporate Updates Ramy Mahmoud, MD, MPH XHANCE Financial Outlook and Clinical Data in Chronic Sinusitis Ramy Mahmoud, MD, MPH XHANCE Market Opportunity and Updated Commercial Strategy Paul Spence Wrap Up Ramy Mahmoud, MD, MPH

4 Optinose Overview: Differentiated Product: XHANCE is the First and Only FDA-approved medicine for chronic sinusitis (also called chronic rhinosinusitis without nasal polyps) – New market research highlights strong physician preference and intent to use Significant Near-Term Growth Opportunity: XHANCE 2023 net revenue was $71M. Recent label expansion provides up to 10x multiple on the TAM which was previously limited promotionally to ~1 million patients with nasal polyps, of which only 600-650k were diagnosed and treated per year – Launching with current specialty sales force of 75 reps and phased modest incremental investment to expand reach – Expecting peak net revenue of $300M+ – Expecting positive income from operations (GAAP) for full year 2025 Longer-Term Growth Underappreciated: Totality of Addressable Market comprises 30 million patients, of whom 10 million are currently diagnosed and treated; another 20 million patients could be activated via Direct-to-Consumer promotion (DTC) – Base forecast anticipates access primarily to ~3M currently treated patients in the specialty segment – Beyond the base forecast: additional growth opportunities include promotional direct-selling partnership (eg, for primary care), digital/non- personal outreach into primary care or DTC segments, leveraging current commercial footprint for additional products, ex-U.S. licensing of rights to XHANCE Cash flow durability: 13 Orange Book-listed patents (last to expire in 2036), and long revenue tail potential – Locally acting topical drug supplied as a difficult-to-copy drug/device combination

5 Optinose – Financial Outlook for XHANCE in Chronic Sinusitis We believe strong growth and profitability are possible in our current ENT and Allergy segment Our Leadership team is focused on meeting or exceeding these objectives Growth With the new CS indication XHANCE has peak net revenue potential of at least $300M in specialty physician audience Efficiency XHANCE launching into greatly expanded market with existing 75 territory sales force and established insurance coverage Profitability Increased revenue opportunity and sales efficiency support expectation of positive income from operations (GAAP) for Full Year 2025

6 XHANCE: Designed to be Meaningfully Different 13 Orange Book listed patents cover XHANCE (last to expire, 2036) Specially shaped, it seals tightly in the nostril, stents the narrow nasal valve, especially the superior part, and shifts intranasal soft tissues Patented sealing and stenting nosepiece Patented translating mouthpiece Enables proper fit and device orientation across a broad range of patient facial anatomy Nonremovable, drug-filled vial One month treatment (depending on dose) Patented internal valve system Aids unique deposition profile, ensures consistency of delivery, reduces patient coordination

7 Chronic Sinusitis is a common chronic inflammatory disease • Chronic sinusitis (also called “chronic rhinosinusitis without polyps”) is frequently diagnosed and may or may not be accompanied by comorbid allergies • Persistent inflammation causes pain, swelling, obstruction in deep nasal passages, sinus drainage tracts, the openings to the sinuses (ostia), and inside the sinuses • Primary symptoms include congestion/obstruction, facial pain/pressure, rhinorrhea, and loss of smell/taste; sleep loss, persistent fatigue, and recurrent sinus infections are common • Disease flares (acute exacerbations), often infections, are common, sometimes occurring multiple times per year. They drive many doctor visits and often lead to use of antibiotics and/or oral or systemic steroids

8 Chronic Sinusitis Is One of The Top 3 Adult Physician Visit Diagnoses1 CS accounts for ≈10 million annual office visits, of which ≈70% result in an antibiotic prescription1 ~45% of patients diagnosed with CS underwent sinus surgery, at a mean duration of 4.7 months after initially meeting diagnostic criteria for CS2 1. Smith p1230/col2/para5 and 6, 2. Bhattacharyya 2011, 3. Orlandi RR, et al. Int Forum Allergy Rhinol. 2021;11(3):213-739, 4. Alt JA, et al. Laryngoscope. 2013;123(10):2364- 2370. 5. Rudmik L. Curr Allergy Asthma Rep. 2017;17(4):20 > 50% of patients with chronic sinusitis experience fatigue3 Up to 75% of CS patients report poor sleep4 CS-related work productivity loss $20 Billion per year lost in productivity5 20+ days per year missed from work / school (severe CRS with sinus surgery) 5

9 XHANCE Significantly Improved Symptoms in Chronic Sinusitis: ReOpen2 Coprimary Endpoint: LS mean change from baseline to week 4 in composite symptom score (CSS). CSS was the sum of congestion, f acial pain/pressure, and nasal discharge scores. For each symptom 0 = no symptoms and 3 = severe. Symptoms were measured in the morning and averaged over the prior 7 days. BID, twice daily; CSS, composite symptom score; EDS, Exhalation Delivery System ; LS, least squares. Composite Symptom Score Encompassed: Nasal Congestion Nasal Discharge Facial Pain/Pressure *P ≤ .05 vs EDS-placebo. **P ≤ .001 vs EDS-placebo. * * ** *… -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 * ** LS m e a n c h a n g e in C o m p o si te S y m p to m S co re Week 4; Coprimary Endpoint EDS-placebo BID (n = 75) XHANCE 186 mcg BID (n = 72) XHANCE 372 mcg BID (n = 73)

10 XHANCE Produced Breakthrough Reduction in Risk of Acute Exacerbations of Chronic Sinusitis (AECRS) (Pooled data from ReOpen1 and ReOpen2) 1 0.441* 0.343* 0 0.2 0.4 0.6 0.8 1 Type-1 error–controlled analysis of pooled data from ReOpen1 and ReOpen2. Total number of AECRS events (percentage of patients who experienced at least 1 event): EDS- placebo, 41 (15.7%); XHANCE 186 mcg, 20 (9.9%); XHANCE 372 mcg, 15 (7.8%). AECRS, acute exacerbation of chronic rhinosinusitis; BID, twice daily; CRS, chronic rhinosinusitis; EDS, Exhalation Delivery System . 1. Full Prescribing Information for XHANCE (fluticasone propionate). OptiNose US, Inc.; 2023. 2. Data on file. OptiNose US, Inc. *P ≤ .05 vs EDS-placebo. (these are multiplicity-controlled endpoints) EDS-placebo BID (n = 185) XHANCE 186 mcg BID (n = 182) XHANCE 372 mcg BID (n = 180) 56% reduction 66% reduction Risk of Acute Exacerbations of CS AECRS defined as worsening of ≥1 cardinal symptom of CS, lasting at least 3 days, that also required initiation of antibiotics or oral corticosteroids or an unscheduled acute care visit or inpatient care for increased sinonasal symptoms Antibiotics were prescribed in 93% of acute exacerbations in the ReOpen trials In ci d en ce r at e ra ti o

Despite Patient Dissatisfaction, HCPs Have Tended To Cycle Standard-Delivery Nasal Steroids Before Escalating Treatment Or Referring For Surgery

Standard-delivery Nasal Steroid Sprays

7 double-blind, placebo-controlled, randomized studies have been conducted to **assess effects of nasal steroids in patients with CS (without polyps), but none demonstrated significant benefit**[1]

>80% of patients with CS reported **frustration** with symptom relief when using a **standard-delivery nasal steroid spray**[2]

75% of HCPs believe standard-delivery nasal steroid sprays **don't reach target sites of inflammation** and believe they **don't work well** for CS (despite working well for allergic rhinitis)[3]

CRSsNP, chronic rhinosinusitis without nasal polyps; AR, allergic rhinitis 1. Palmer JN, et.al. DOI: https://doi.org/10.1016/j.jaip.2023.12.016 2. Palmer JN, et al. Allergy Asthma Proc. 2019;40(1):48-56. One study found statistically significant improvement in symptoms with standard-delivery budesonide; however, the benefit was only in patients with atopy (allergic rhinitis) 3. Data on file Optinose survey of ~700 physicians including ~400 ENT and Allergy specialists and ~300 Primary Care

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The Breakthrough Innovation is the Device – The Exhalation Delivery System (EDS)

The EDS creates Different Biomechanics During Delivery, Markedly Changing Drug Deposition



Sagittal Plane
Drug release into airflow
2
3
1
Soft palate closes
Press bottle up to open device valve & actuate
Transverse Plane
Nasal septum
3

Unique biomechanics deposit drug in areas where sinuses drain and ventilate. Device shown in human factors and market studies to be easy for patients to use.

1	Closed palate	With EDS, the soft palate lifts/elevates and creates an air-tight seal between the nasal cavity and throat and lungs
2	Positive pressure	Widens entry passages and enables air to exit behind the nasal septum
3	Bidirectional flow	Exhaled air carries drug through airways and exits from opposite nostril (and not into throat)

OMC, osteomeatal complex.

1. Djupesland PG. *Drug Deliv Transl Res.* 2013;3(1):42-62. 2. Data on file. OptiNose US, Inc.

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The EDS Enables Dramatically Different Deposition vs Standard-Delivery Nasal Spray: with EDS, Topical Drug Can Reach Important Sites of Action

- The EDS deposits drug in high/deep sinonasal spaces to treat sinus drainage tracts and sinuses
- Standard nasal corticosteroid sprays deposit drug almost entirely in the bottom (inferior) and front (anterior) parts of the nasal cavity[1,2]
- EDS deposition demonstrated in radiolabeled deposition studies[3]
  - Gamma camera images of distribution of radiolabeled solution after using the EDS (right) versus a standard nasal spray (left)
  - Both images are from the same healthy subject taken over 2 minutes after administration of radiolabeled solution and are representative of the overall findings from ~200 images and ~50 subjects



Standard Nasal Spray

The Exhalation Delivery System™

1 - Leach CL, et al. J Aerosol Med. 2015;28(5):334-340. 2. Siu J, et al. Int Forum Allergy Rhinol. 2019;9(9):958-970
3 - Djupesland PG. Drug Deliv Transl Res. 2013;3(1):42-62.

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Market Opportunity and Updated Commercial Outlook Paul Spence Chief Commercial Officer

FDA Approval of XHANCE Creates Multiple Growth Opportunities

$30B TAM
30 million Chronic Sinusitis Patients

$10B TAM
Up to ~10 Million total patients with CS or NP are diagnosed annually (based on claims data).

$20B TAM
~20 Million additional patients suffering with CS or NP know they have the symptom

Promotionally Responsive to DTC

$3B TAM
Estimated ~3 Million or 30% of patients with either nasal polyps or Chronic Sinusitis are being treated by physicians in our current specialty target segment

Current Opportunity

$7B TAM
~70% patients in Primary Care

Direct-selling Partner or Digital/Non-personal Promotional Strategies

~70% of patient lives are in an insurance plan that covers XHANCE

~70% of XHANCE prescriptions written are filled

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Chronic Sinusitis Launch – Expect to Exceed $300M Peak Year Sales

Commercial Foundation	Sales Force	Hub Services	CS Clinical Data
Robust domestic supply chain with second source of finished goods approved in March (1.5M units)	Optimized prescriber targeting in January using CS claims data instead of NP potential (40% new)	Hub implemented in Jan'24 to support CS launch	Key Opinion Leader engagement
Insurance Coverage (70%)	Realigned and balanced sales territories to maximize growth potential	Improved physician office support	Speaker's Bureau
Sales team (75 territories with ~8,000 targets)	Improved sales force efficiency and expanded HCP reach to ~105 per Territory Manager	Improved patient service	Presentations at Medical Congresses
Digital Non-Personal Promotion (22,000 high potential CS prescribers)	Fielded new CS training and promotional materials	Increased approval and fill rates	Continuing Medical Education
Existing Physician Relationships (60% of 2024 targets)	Inside sales supporting ~1,200 high potential CS prescribers in whitespace	Increased data visibility	New Publications
		Increased volume capacity	Disease burden
		Improved co-pay administration	

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17 XHANCE Patient Support Programs are Designed to Ensure Patients Receive Maximum Possible Coverage and the Lowest OOP Costs Patient Affordability Solutions Support Navigating Insurance Patient support services powered by Asembia through a mix of technology and staffed patient care coordinators dedicated to XHANCE Patient support services are available to patients through mail order AND for patients who prefer to pick up Rx at retail Current offerings for commercially insured patients through hub and specialty pharmacy: • $0 copay first fill (bridge program) • $25 copay for covered patients • $0 copay for covered patients enrolled in pharmacy’s refill program • $99 direct to patient (DTP/cash price) for patients without coverage or high deductible Current offering for commercially insured patients through retail: • $0 to $24.99 copay through relay health (for covered patients) • Offer also promoted through GoodRx

18 Employing Multiple Channels to Move Targeted HCPs from Awareness to Action 3rd Party Media 3rd Party E-Mail Display / Search Engine Marketing Congresses / Medical Education Detail Aids Speaker Programs Digital Communication Tele Detail Samples / Demos Naive Interested Activate XHANCE Patient Support Program XHANCEHCP.com Dedicated Patient Care Coordinators to Assist Office Staff Prior Authorization/ Appeal Support and Resources for patients

More than 87% of HCPs Indicate They are Likely to Prescribe XHANCE for CS Patients[1]


Likelihood to Prescribe
Allergist (n=30)
3%
67%
30%
ENT (n=30)
10%
67%
23%
PCP (n=30)
13%
58%
29%
1= Completely unlikely
2= Somewhat unlikely
3= Neither unlikely nor likely
4= Somewhat likely
5= Completely likely

Market research shows that HCP's intent to prescribe XHANCE increased up to 4-fold for both first-and second-line use after exposure to the Chronic Sinusitis Therapeutic Product Profile

1. Source: CS Choice Drivers & Unmet Need Study; Aug 23,2023. Optinose market research of ~100 HCPs who treat patients with CS. Respondents were asked to review a Chronic Sinusitis Therapeutic Product Profile (meant to represent XHANCE) and to assume access, pricing and reimbursement comparable to existing branded intranasal steriods, prior to making a prescribing decision for a patient suffering from the symptoms of chronic sinusitis and a history of over-the-counter treatment.

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Ramy Mahmoud, MD, MPH Chief Executive Officer

21 Optinose – Incremental Growth Opportunities There is additional growth potential within and beyond our current ENT/Allergy audience Expand in Specialty: We believe there are ROI positive opportunities to expand sales territories (to ~115) in ENT and Allergy based on success/capital availability PCP and DTC: Potential to secure a partner with direct sales infrastructure, and/or create value with other selling models, targeting the ~7 million CS patients in primary care today, then use DTC to activate the ~20 million people with CS not actively seeking care Major Markets Outside the USA: The first-ever CS approval may create opportunities for value creation outside the U.S. and we have maintained patents in select major markets Leverage: Our capabilities and infrastructure make Optinose an ideal partner to develop and/or commercialize additional products in ENT and Allergy

Differentiated Product Offers Significant Opportunity Fueled by Large Market, High Unmet Need that Is Recognized by Patients and HCPs, Strong Promotional Responsiveness, Limited Competition

Large Market Potential	CS represents a ~$10 billion annual addressable market potential
Significant Unmet Need	>80% of patients with CS reported frustration with symptom relief when using a standard-delivery nasal steroid
Promotionally Responsive	After exposure to the XHANCE TPP, HCPs increase intent to prescribe by 4-fold[1]
Highly Differentiated	Significantly reduced CS symptoms, regardless of phenotype, and reduced exacerbations by up to 66%

1. Source: CS Choice Drivers & Unmet Need Study; Aug 23,2023. Optinose market research of ~100 HCPs who treat patients with CS.

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23 Optinose Overview: Differentiated Product: XHANCE is the First and Only FDA-approved medicine for chronic sinusitis (also called chronic rhinosinusitis without nasal polyps) – New market research highlights strong physician preference and intent to use Significant Near-Term Growth Opportunity: XHANCE 2023 net revenue was $71M. Recent label expansion provides up to 10x multiple on the TAM which was previously limited promotionally to ~1 million patients with nasal polyps, of which only 600-650k were diagnosed and treated per year – Launching with current specialty sales force of 75 reps and phased modest incremental investment to expand reach – Expecting peak net revenue of $300M+ – Expecting positive income from operations (GAAP) for full year 2025 Longer-Term Growth Underappreciated: Totality of Addressable Market comprises 30 million patients, of whom 10 million are currently diagnosed and treated; another 20 million patients could be activated via Direct-to-Consumer promotion (DTC) – Base forecast anticipates access primarily to ~3M currently treated patients in the specialty segment – Beyond the base forecast: additional growth opportunities include promotional direct-selling partnership (eg, for primary care), digital/non- personal outreach into primary care or DTC segments, leveraging current commercial footprint for additional products, ex-U.S. licensing of rights to XHANCE Cash flow durability: 13 Orange Book-listed patents (last to expire in 2036), and long revenue tail potential – Locally acting topical drug supplied as a difficult-to-copy drug/device combination

Q&A

25 Investor Relations – NASDAQ: OPTN 1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s perfo rmance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Optinose Investor Contact Jonathan Neely, VP, Investor Relations and Business Development 267-521-0531 Investors@optinose.com As of December 31, 2023: – $73.7 million in cash – Debt: $130 million – 112 million common shares o/s – 46 million options, warrants & RSUs o/s investors@optinose.com www.optinose.com @optinose Analyst Coverage 1 Jefferies: Glen Santangelo Lake Street: Thomas Flaten Piper Sandler: David Amsellem H. C. Wainwright: Matthew Caufield

Building a Leading ENT / Allergy Specialty Company Commercial Launch Call April 25, 2024